EXECUTION COPY

Exhibit 10.1

AMENDMENT NO. 1
to
TERM LOAN CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT (the “Amendment”) is made as of May 15, 2008 by and among TEXAS-NEW MEXICO POWER COMPANY (the “Borrower”), the institutions from time to time parties thereto as Lenders (the “Lenders”), and JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent for itself and the other Lenders (the “Administrative Agent”) under that certain Term Loan Credit Agreement dated as of March 7, 2008 by and among the Borrower, the financial institutions party thereto, and the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

WITNESSETH

WHEREAS, the Borrower, the Lenders, and the Administrative Agent are parties to the Credit Agreement; and

WHEREAS, the Borrower has requested that the Administrative Agent and the requisite number of Lenders under Section 11.6 of the Credit Agreement amend the Credit Agreement on the terms and conditions set forth herein; and

WHEREAS, the Borrower, the requisite number of Lenders under Section 11.6 of the Credit Agreement and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendments to the Credit Agreement:

1.  Amendments to the Credit Agreement.  Effective as of May 15, 2008 (the “Effective Date”) and subject to the satisfaction of the condition precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

1.1.	Section 1.1 to the Credit Agreement is amended to delete the definition of “Applicable Percentage” in its entirety and to substitute the following therefor:

“Applicable Percentage” means, for Eurodollar Loans, 0.75% per annum.

1.2.	Section 1.1 to the Credit Agreement is amended to insert the following definition in alphabetical order:

“Revolving Loan Agreement” means that certain Credit Agreement, dated as of May 15, 2008, by and among the Borrower, the lenders and financial institutions parties thereto, JPMorgan Chase Bank, N.A., as administrative agent and Union Bank of California, N.A., as syndication agent, without giving effect to any amendment, restatement, supplement or other modification thereto.

1.3.	Section 8.5 to the Credit Agreement is hereby amended to delete subclause (p) thereof in its entirety, and to substitute the following therefor:

(p) Liens upon any property in favor of the administrative agent for the benefit of the lenders (the “Revolving Loan Administrative Agent”) under the Revolving Loan Agreement (as it may be amended, supplemented or otherwise modified from time to time) securing Indebtedness thereunder; provided that (i) the Borrower Obligations shall concurrently be secured equally and ratably with (or prior to) such Indebtedness under the Revolving Loan Agreement so long as such other Indebtedness shall be secured and (ii) the Borrower, the Revolving Loan Administrative Agent and the Administrative Agent, for the benefit of the Lenders, shall have entered into such security agreements, collateral trust and sharing agreements, intercreditor agreements and other documentation deemed necessary by the Administrative Agent in respect of such Lien on terms and conditions acceptable to the Administrative Agent (including, without limitation, with respect to the voting of claims and release or modification of any such Lien or all or any portion of the collateral thereunder),

1.4.
Section 8.7 to the Credit Agreement is hereby amended to delete the second parenthetical therein and to substitute the following therefor:  “(other than (i) the Credit Documents and (ii) the “Credit Documents” as defined in the Revolving Loan Agreement)”

1.5.	Schedule 11.1 to the Credit Agreement is hereby amended to delete the notice information for the Administrative Agent set forth therein and to substitute the following therefor:

ADMINISTRATIVE AGENT:

Administrative Agent’s Office
(for payments and Requests for Credit Extensions):

JPMorgan Chase Bank, N.A.
Floor 7, Mail Code IL1-0010
10 S. Dearborn St.
Chicago, IL  60603
Attention:  Credit Services
Telephone:  312.385.7055
Telecopier:  312.385.7096
Electronic Mail:  leonida.g.mischke@jpmchase.com
Account No. 9008109962C2236
Ref:  TNMP
Account Name:  Loan Processing DP
ABA#:  021000021

Other Notices as Administrative Agent:

JPMorgan Chase Bank, N.A.
10 S. Dearborn St.
Chicago, IL  60603
Attention:  Helen D. Davis
           Floor 9, Mail Code IL-0090
           Telephone:  312.732.1759
           Telecopier:  312.732.1762
           Electronic Mail:  helen.d.davis@jpmorgan.com
Attention:  Lisa Tverdek
           Floor 9, Mail Code IL1-0874
           Telephone:  312.325.3150
           Telecopier:  312.325.3238
           Electronic Mail:  lisa.tverdek@chase.com

2.  Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received the following:

(A)	duly executed originals of this Amendment from the Borrower, the requisite number of Lenders under Section 11.6 of the Credit Agreement and the Administrative Agent; and

(B)	such other documents, instruments and agreements as the Administrative Agent may reasonably request.

3.  Representations and Warranties of the Borrower.

(A)
The Borrower hereby represents and warrants that (i) this Amendment and the Credit Agreement, as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally) and (ii) no Default or Event of Default has occurred and is continuing.

(B)
Upon the effectiveness of this Amendment and after giving effect hereto, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby, and agrees that all such covenants, representations and warranties shall be true and correct as of the effective date of this Amendment (unless such representation and warranty is made as of a specific date, in which case such representation and warranty shall be true and correct as of such date).

4.  References to the Credit Agreement.

(A)
Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Credit Document shall mean and be a reference to the Credit Agreement as amended hereby.

(B)
Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(C)
The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

6.  Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.  Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

TEXAS-NEW MEXICO POWER COMPANY, as the Borrower

By:         /s/  Terry R. Horn
  Name:        Terry R. Horn
  Title:          Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:        /s/  Helen D.  Davis
  Name:         Helen D. Davis
  Title:           Vice President

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:        /s/  Kevin M. Zitar
  Name:         Kevin M. Zitar
  Title:           Senior Vice President

Signature Page to Amendment No. 1